ACTION BY WRITTEN CONSENT OF DIRECTORS

OF

FERO INDUSTRIES, INC.

A Colorado Corporation

The undersigned, being all of the Directors of Fero Industries, Inc., a Colorado Corporation (the “Corporation”), pursuant to the provisions of the Colorado Business Corporation Act and the Bylaws of the Corporation, hereby consent to the following actions of the Corporation as of August 31, 2011, a copy of which shall be filed with the minutes of the Corporation:

Whereas, the Corporation deems it to be in its best interests to take the following actions;

NOW, WHEREFORE IT IS RESOLVED AS FOLLOWS:

1.

EMPLOYMENT AGREEMENT

RESOLVED:  That the Corporation is hereby authorized to enter into that certain Employment Agreement (the “Employment Agreement”) with Luis Manuel Ornelas Lopez (“Mr. Lopez”), pursuant to which Mr. Lopez shall be employed as the President and Chief Operating Officer of the Corporation for a term of three (3) years commencing on September 1, 2011. In exchange, Mr. Lopez shall receive a one-time issuance of twelve million (12,000,000) fully paid and non-assessable restricted shares of the Corporation’s common stock, and a monthly salary to bet set by the Corporation’s Board of Directors, per the terms and conditions set forth in the Employment Agreement attached hereto as Exhibit A.

2.

APPOINTMENTS/RESIGNATIONS.

RESOLVED FURTHER:  That the Corporation has received notice of resignation from Kyle Schlosser as the Corporation's current President and Director.

RESOLVED FURTHER:  That after having reviewed the curriculum vitae and qualifications of Luis Manuel Ornelas Lopez (“Mr. Lopez”), Mr. Lopez be and hereby is appointed as President Chief Executive Officer and Chief Operating Officer of the Corporation, effective immediately, to serve until the next annual meeting of the shareholders and/or until his successor is duly appointed.

RESOLVED FURTHER:  That by taking the foregoing actions, the Corporation's Board of Directors and Executive Officers shall consist of the following person(s), and such persons' appointments to their respective office(s), are confirmed and/or ratified hereby:

Luis Manuel Ornelas Lopez …….....President

Luis Manuel Ornelas Lopez …….....COO

Luis Manuel Ornelas Lopez.............. CEO

Luis Manuel Ornelas Lopez …......... CFO

Leigh-Ann Squire ……………......... Secretary

Leigh-Ann Squire ……………......... Treasurer

Leigh-Ann Squire ……………......... Director

Luis Manuel Ornelas Lopez ……......Director

3.

SHARE ISSUANCES

RESOLVED FURTHER:  That the Corporation be and hereby is authorized to issue the following shares of common stock for the reasons set forth below:

NAME & ADDRESS	NUMBER OF SHARES	COST BASIS	DATE DUE	CLASS OF SHARES	REASON FOR ISSUANCE
Luis Manuel Ornelas Lopez Prosperidad #5, Col. Escandon, C.P. 11800 Mexico City, Mexico	12,000,000	Nil	September 1, 2011	Restricted	Pursuant to the Employment Agreement dated July 29, 2011

RESOLVED FURTHER: That Holladay Stock Transfer, Inc., the Corporation’s registrar and transfer agent, is authorized to issue certificates representing said restricted shares to the above individual(s).

RESOLVED FURTHER:  That as said shares are being issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933 and that said shares represent “Restricted Securities” and the share certificate shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE.”

4.

OMNIBUS RESOLUTION

RESOLVED FURTHER:  That the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Corporation, to take any and all actions reasonably necessary or appropriate to carry out the intent of the above resolutions, including the execution of documents, issuance of share certificates, warrants, debentures and making any filings with federal and state securities authorities as they deem necessary or appropriate, and that any and all actions taken by the officers in connection therewith are hereby ratified, confirmed, and approved.

This Unanimous Written Consent may be executed in counter parts and by facsimile and such counterparts and facsimile copies shall be conclusive evidence of the consent and ratification of the matters contained herein by the undersigned director(s).

Dated:  August 31, 2011

                                                                                        Kyle Schlosser - Director

                                                                                                Leigh-Ann Squire - Director

____________________________________    Luis Manuel Ornelas Lopez - Director